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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                     PURSUANT TO SECTIION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):       November 20, 1997

                         Catalina Marketing Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)




                1-11008                                         33-0499007
         Commission File Number                                (IRS Employer
                                                            Identification No.)

        11300 9th Street North                                    33716
        St. Petersburg, Florida                                 (Zip code)
(Address of principal executive offices)

                                 (813) 579-5000
                          Registrant's Telephone Number





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Item 5.           Other Events.

                  On November 20, 1997 Catalina Marketing Corporation (the Company) issued a press release regarding the French high court's ruling against its majority-owned affiliate, Catalina Marketing of France, included in this report as Exhibit 99.1.


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Item 7.           Exhibits.

                   99.1     Form of press release dated November 20, 1997.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           CATALINA MARKETING CORPORATION




                                           By /s/ Philip B. Livingston
                                             ------------------------------
                                                Philip B. Livingston,
                                                Senior Vice President and
                                                Chief Financial Officer


Dated:      November 21, 1997